SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Advisers Investment Trust

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JOHCM Emerging Markets Opportunities Fund

JOHCM Global Equity Fund

JOHCM International Select Fund

JOHCM International Small Cap Equity Fund

JOHCM Asia Ex-Japan Equity Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM US Small Mid Cap Equity Fund

325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 18, 2015

Dear Shareholders:

The Board of Trustees of Advisers Investment Trust (the “Trust”) has called a special meeting of the Shareholders of the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (each a “Fund” and collectively the “JOHCM Funds”), each a series of the Trust, to be held at the offices of the Trust’s administrator at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve an Amended Distribution Plan pursuant to Rule 12b-1 for Class I shares of each JOHCM Fund, except for the JOHCM International Select Fund.

2.	To approve an Amended Distribution Plan pursuant to Rule 12b-1 for Class II shares of each JOHCM Fund.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on June 19, 2015 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Dana A. Gentile, Secretary

July [    ], 2015

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

JOHCM Emerging Markets Opportunities Fund

JOHCM Global Equity Fund

JOHCM International Select Fund

JOHCM International Small Cap Equity Fund

JOHCM Asia Ex-Japan Equity Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM US Small Mid Cap Equity Fund

325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 18, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Advisers Investment Trust (the “Trust”) on behalf of the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, and JOHCM US Small Mid Cap Equity Fund (each a “Fund” and collectively the “JOHCM Funds”) for use at the special meeting of shareholders, to be held at the offices of Beacon Hill Fund Services, Inc. (“Beacon Hill”) at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about July 9, 2015. Only shareholders of record at the close of business on June 19, 2015 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Class I shares of the JOHCM Funds (except Class I of the JOHCM International Select Fund) shall constitute a quorum for purposes of Proposal 1, and at least a majority of the aggregate number of shares of the Class II shares of the JOHCM Funds shall constitute a quorum for purposes of Proposal 2. Under the Investment Company Act of 1940, as amended (the “1940 Act”), approval of each Proposal requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Class I and Class II shares of the JOHCM Funds present at the Meeting, if the holders of more than 50% of the outstanding Class I and Class II shares are present or represented by proxy, or (b) more than 50% of the outstanding Class I and Class II shares of the JOHCM Funds.

The Shareholders of each Fund are being asked to consider the following proposals:

1.	Approval of an Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class I shares (except for Class I of the JOHCM International Select Fund).

2.	Approval of an Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares.

3.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at http://www. johcm.com. The Trust’s Proxy Statement and annual and semi-annual reports are available by calling [                    ]or on the Funds’ website at www.johcm.com.

PROPOSAL 1: APPROVAL OF AN AMENDED DISTRIBUTION PLAN UNDER RULE 12b-1 (CLASS I SHARES)

PROPOSAL 2: APPROVAL OF AN AMENDED DISTRIBUTION PLAN UNDER RULE 12b-1 (CLASS II SHARES)

For the sake of brevity and to avoid unnecessary duplication, information regarding Proposal 1 and Proposal 2 is presented concurrently. Unless specifically noted otherwise, all discussion regarding the proposed Amended Distribution Plan under Rule 12b-1 applies to both Class I shares (except Class I of the JOHCM International Select Fund) (Proposal 1) and Class II shares (Proposal 2).

If the New 12b-1 Plan is not approved by shareholders for both the Class I shares (except Class I of the JOHCM International Select Fund) and the Class II shares of each Fund, then the New 12b-1 Plan will go into effect only for the Class and Fund for which it was approved. The Fund and Class which failed to obtain approval will continue to operate under the Original 12b-1 Plan and the Board of Trustees may take any further action it deems to be in the best interests of such Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

Section 12(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) prohibits a mutual fund from acting as distributor of its own shares. Rule 12b-1 under the 1940 Act, however, provides that a mutual fund may distribute its own shares, provided that fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund (“Rule 12b-1 Fees”) are made pursuant to a written plan (a “Rule 12b-1 Plan”) that “describes all material aspects of the proposed financing of distribution.” A mutual fund is considered to be distributing its own shares if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, paying compensation to underwriters, dealers, and sales personnel (“Intermediaries”), printing and mailing prospectuses to prospective shareholders, and printing and mailing sales literature. Rule 12b-1 requires that a fund’s board of trustees and shareholders of the applicable class of shares approve any distribution plan or any amendment to increase materially the amount spent under a distribution plan.

On September 9, 2014, the Board of Trustees of the Trust, including a majority of the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan (“Independent Trustees”), approved a Rule 12b-1 Plan (the “Original 12b-1 Plan”) for Class III shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund pursuant to which total Rule 12b-1 Fees would not exceed 0.50% of each Fund’s average daily net assets. The remaining JOHCM Funds were not included in the Original 12b-1 Plan because they do not have Class III shares. As of the date of this proxy statement, no Rule 12b-1 Fees have been paid because Class III is not yet operational.

The Board of Trustees, including the Independent Trustees, approved a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) with respect to Class I and II shares of the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, and JOHCM International Small Cap Equity Fund and, with respect to Class II shares of the JOHCM International Select Fund, on September 10, 2013. The Board of Trustees did not implement a Shareholder Servicing Plan for Class I shares of the JOHCM International Select Fund. On March 11, 2014, the Board of Trustees, including the Independent Trustees, approved a Shareholder Servicing Plan with respect Class I and II shares of the JOHCM Asia Ex-Japan Equity Fund. A Shareholder Servicing Plan with respect to Class I and II shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund was approved by the Board of Trustees, including the Independent Trustees, and, on September 9, 2014. The Shareholder Servicing Plan is designed to compensate Intermediaries for providing non-distribution related administrative services to Class I and Class II shareholders. The Shareholder Servicing Plan is not governed by Rule 12b-1. The Shareholder Servicing Plan is designed as a “reimbursement plan.” Under a reimbursement plan, payments may be made up to the contractually specified maximum amount, but only to the extent necessary to cover, or reimburse, the shareholder servicing expenses actually incurred. Therefore, under a reimbursement plan, if actual expenses are less than the contractually specified limit, shareholders will not be charged the excess amount. Likewise, if actual expenses exceed the contractually specified limit, shareholders will not incur additional expense. The maximum limit under the Shareholder Servicing Plan is 0.10% and 0.25% of each Fund’s average daily net assets attributable to those Class I and Class II shares, respectively, covered by the Shareholder Servicing Plan. Class I shares of the JOHCM International Select Fund do not pay a Shareholder Servicing Fee.

On June 18, 2015, the Board of Trustees, including the Independent Trustees, approved the termination of the Shareholder Servicing Plan, and approved an amendment to the Original 12b-1 Plan to include Class I shares of all JOHCM Funds, except JOHCM International Select Fund, and Class II shares of all JOHCM Funds (the “New 12b-1 Plan”). The New 12b-1 Plan will have an initial term of one-year and will continue in effect for successive one-year periods subject to specific approval by a majority of the Board of Trustees of the Trust and a majority of the Independent Trustees. The New 12b-1 Plan is identical to the Original 12b-1 Plan except for the Funds and share classes it covers. Because the New 12b-1 Plan is a continuation of the Original 12b-1 Plan covering additional funds and share classes, Class III shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund, which were covered under the Original 12b-1 Plan, will continue to be covered by the New 12b-1 Plan with no changes. As a result, Class I shares of each of the JOHCM Funds, except the JOHCM International Select Fund, Class II shares of all of the JOHCM Funds, and Class III shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund, will be covered under the New 12b-1 Plan Total Rule 12b-1 fees will not exceed 0.10% for Class I shares, 0.25% for Class II shares, and, as under the Original 12b-1 Plan, 0.50% for Class III shares. Institutional Shares are not covered under the New 12b-1 Plan. Upon approval by shareholders, the JOHCM Funds will begin accruing and paying expenses under the New 12b-1 Plan, as described below.

The amount of the fees payable under the New 12b-1 Plan are identical to those payable under the Shareholder Servicing Plan with respect to Class I and Class II shares, and the Original 12b-1 Plan with respect to Class III shares, and, therefore, implementation of the New 12b-1 Plan will not increase the maximum fees and expenses of any JOHCM Fund as described in the Fee Table in each JOHCM Fund’s prospectus. The only differences between the Shareholder Servicing Plan and the New 12b-1 Plan are that (1) payments made under the New 12b-1 Plan can be made for distribution related expenses, and (2) the New 12b-1 Plan is a “compensation” plan and not a “reimbursement” plan. The Original 12b-1 Plan also is a compensation plan. Under a compensation plan, fees are paid as a fixed percentage of a Fund’s average daily net assets and are not tied to actual distribution expenses. Therefore, under the New 12b-1 Plan shareholders will pay the maximum amount of the Rule 12b-1 Fees regardless of the actual distribution expenses incurred. As mentioned above, under a reimbursement plan, shareholders pay a fee to reimburse the underwriter for actual distribution-related expenses up to the maximum amount permitted under the plan. Although the actual distribution related expenses incurred by the Fund’s underwriter may be less than the Rule 12b-1 Fees that the Fund’s underwriter receives from the JOHCM Funds under the New 12b-1 Plan, the maximum fee payable under the Shareholder Servicing Plan and the New 12b-1 Plan are the same. A copy of the New 12b-1 Plan is attached to this Proxy Statement as Exhibit A.

The New 12b-1 Plan

The New 12b-1 Plan provides that, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Funds, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Fund shares, or that hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, expenses related to processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of the classes of Fund Shares, either directly or through other persons with which the Trust or its designee has entered into agreements related to this Plan. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The New 12b-1 Plan provides that the JOHCM Funds will pay the underwriter, BHIL Distributors, Inc. (the “Underwriter”) a Rule 12b-1 Fee for the Underwriter’s services in connection with the sales and promotion of shares of the JOHCM Funds covered by the New Rule 12b-1 Plan, including its distribution expenses, as described above. The Rule 12b-1 Fee paid to the Underwriter, calculated daily and paid monthly, will be 0.10%, 0.25%, and 0.50% of the average daily net assets attributable to Class I, Class II, and Class III, respectively, of the respective JOHCM Fund. The Underwriter will use the Rule 12b-1 Fees to pay for distribution related expenses including, but not limited to, compensation of intermediaries who sell shares of the JOHCM Funds covered by the New Rule 12b-1 Plan.

At least quarterly, the Underwriter will provide to the Board of Trustees of the Trust, and the Trustees will review, a written report of the amounts expended under the New 12b-1 Plan and any related agreement, and the purposes for which such expenditures were made. The New 12b-1 Plan will continue in effect until the next annual approval of the New 12b-1 Plan by the Board of Trustees and thereafter for successive one year periods, but only if approved at least annually by a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the New 12b-1 Plan. All material amendments to the New 12b-1 Plan must be approved by a vote of the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendments. Any amendment to the New 12b-1 Plan that materially increases the costs that the JOHCM Funds may bear for distribution pursuant to the Plan must be approved by a majority vote of the outstanding voting securities of each class of the JOHCM Funds. The New 12b-1 Plan may be terminated at any time by: (a) a majority vote of the Independent Trustees, or (b) a vote of a majority of the outstanding voting securities of each class of the JOHCM Funds.

If shareholders approve the New 12b-1 Plan, fees and expenses paid by Fund shareholders will be affected as follows:

Fund Name	Maximum Fee Charged Under Shareholder Servicing Plan and Original 12b-1 Plan[1]			Rule 12b-1 Fee Under New 12b-1 Plan			Total Fund Fees & Expenses[2]			Pro Forma Fund Fees & Expenses[2]
JOHCM Emerging Markets Opportunities Fund	Class I Class II	0.10 0.25	% %	Class I Class II	0.10 0.25	% %	Class I Class II	1.39 1.54	% %	Class I Class II	1.39 1.54	% %

JOHCM Global Equity Fund	Class I Class II	0.10 0.25	% %	Class I Class II	0.10 0.25	% %	Class I Class II	1.18 1.33	% %	Class I Class II	1.18 1.33	% %

JOHCM International Select Fund	Class I Class II	0.00 0.25	% %	Class I Class II	0.00 0.25	% %	Class I Class II	1.05 1.30	% %	Class I Class II	1.05 1.30	% %

JOHCM International Small Cap Equity Fund	Class I Class II	0.10 0.25	% %	Class I Class II	0.10 0.25	% %	Class I Class II	1.34 1.49	% %	Class I Class II	1.34 1.49	% %

JOHCM Asia	Class I	0.10%		Class I	0.10%		Class I	1.39%		Class I	1.39%

Ex-Japan Equity Fund	Class II	0.25%		Class II	0.25%		Class II	1.54%		Class II	1.54%

JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I Class II Class III	0.10 0.25 0.50	% % %	Class I Class II Class III	0.10 0.25 0.50	% % %	Class I Class II Class III	1.64 1.79 2.04	% % %	Class I Class II Class III	1.64 1.79 2.04	% % %

JOHCM US Small Mid Cap Equity Fund	Class I Class II Class III	0.10 0.25 0.50	% % %	Class I Class II Class III	0.10 0.25 0.50	% % %	Class I Class II Class III	1.09 1.24 1.49	% % %	Class I Class II Class III	1.09 1.24 1.49	% % %

[1]	The Board of Trustees approved the Original 12b-1 Plan for Class III shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM US Small Mid Cap Equity Fund pursuant to which total Rule 12b-1 Fees would not exceed 0.50% of each Fund’s average daily net assets.
[2]	Reflects Management Fee and Other Expenses as disclosed in the Funds’ prospectus dated January 28, 2015.

Evaluation By The Board of Trustees

In deciding to recommend the adoption of the New 12b-1 Plan, the Board of Trustees considered a variety of factors. The Trustees also consulted with independent counsel. The Board of Trustees believes that there is a reasonable likelihood that the New 12b-1 Plan will benefit the JOHCM Funds and its shareholders, and that the fees paid under the New 12b-1 Plan are fair and reasonable in light of the services to be provided.

The Trustees considered the circumstances giving rise to the need for the New 12b-1 Plan and whether the New 12b-1 Plan addressed those needs. At the June Board of Trustees meeting, the Trustees considered (1) the need for independent counsel or experts; (2) the nature of the problems or circumstances which purportedly make approval of the New 12b-1 Plan necessary or appropriate; (3) the causes of such problems or circumstances; (4) the way in which the New 12b-1 Plan would address these problems or circumstances and how it would be expected to resolve or alleviate them, including the nature and approximate amount of the expenditures; the relationship of such expenditures to the overall cost structure of each Fund; the nature of those anticipated benefits; and the time it would take for those benefits to be achieved; (5) the merits of possible alternative plans; (6) the interrelationship between the New 12b-1 Plan and the activities of any other person who finances or has financed distribution of each Fund’s shares, including whether any payment by a Fund to such other person is made in such a manner as to constitute indirect financing or distribution by a Fund; (7) the possible benefits of the New 12b-1 Plan to any other person relative to those expected to inure to a Fund; (8) the effect of the New 12b-1 Plan on existing shareholders; and (9) in the case of a decision on whether to adopt the New 12b-1 Plan, whether the New 12b-1 Plan has in fact produced the anticipated benefits for each Fund and its shareholders.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF CLASS I SHARES OF THE FUNDS

VOTE “FOR” PROPOSAL 1 and THAT SHAREHOLDERS OF CLASS II SHARES OF THE FUNDS

VOTE “FOR” PROPOSAL 2 FOR APPROVAL OF THE NEW DISTRIBUTION PLAN.

OPERATION OF THE JOHCM FUNDS

Each JOHCM Fund is a diversified series of Advisers Investment Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). The Trust commenced operations on December 20, 2011. The Board of Trustees supervises the business activities of the JOHCM Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains J O Hambro Capital Management Limited, located at Ground Floor, Ryder Court, 14 Ryder Street, London SW1Y6QB, United Kingdom, as investment adviser to the JOHCM Funds and JOHCM (USA) Inc., located at 53 State Street, 13th Floor, Boston, MA 02109, as sub-adviser to the JOHCM International Small Cap Equity Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 (“Northern Trust”) serves as the JOHCM Funds’ Transfer Agent, Custodian and Fund Accounting Agent. Beacon Hill Fund Services, Inc. provides compliance services, financial controls services and business management and governance services for the JOHCM Funds. The Trust also retains BHIL

Distributors, Inc., (the “Distributor”), to act as the principal distributor of the JOHCM Funds’ shares. Both Beacon Hill Fund Services, Inc. and the Distributor are located at 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New 12b-1 Plan and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on June 19, 2015 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the “Record Date”). Because no change is contemplated to the Rule 12b-1 Plan with respect to Class III shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund, Class III shareholders of those Funds are not being asked to vote regarding the adoption of the New 12b-1 Plan. In addition, Class I shareholders of the JOHCM International Select Fund are not being asked to vote because Class I shares of that Fund are not covered by the Shareholder Servicing Plan. There were the following shares of beneficial interest of the JOHCM Funds issued and outstanding as of the Record Date:

Fund	Total Shares of Beneficial Interest Issued and Outstanding	Class I Shares of Beneficial Interest Issued and Outstanding	Class II Shares of Beneficial Interest Issued and Outstanding
JOHCM Emerging Markets Opportunities Fund	6,827,194.186	57,079.734	30,612.931
JOHCM Global Equity Fund	17,481,399.058	4,945,979.294	N/A
JOHCM International Select Fund	151,556,040.639	N/A	8,590,549.731
JOHCM International Small Cap Equity Fund	11,886,180.266	5,291,939.345	42,196.439
JOHCM Asia Ex-Japan Equity Fund	11,582,741.843	1,749,504.397	93,262.140
JOHCM Emerging Markets Small Mid Cap Equity Fund	526,304.771	26,304.771	N/A
JOHCM US Small Mid Cap Equity Fund	501,000.000	1,000.000	N/A

Only Class I shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 1. Only Class II shareholders of record on the Record Date are entitled to vote at the Meeting on Proposal 2. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding Class I and Class II shares of each JOHCM Fund is required for the approval of the proposed Rule 12b-1 Plan with respect to Class I and Class II shares, respectively. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the class, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the JOHCM Funds represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed Rule 12b-1 Plan, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders’ rights or privileges. Consequently, brokers holding shares of the JOHCM Funds on behalf of clients may not vote on Proposals 1 and 2 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the JOHCM Funds, and 0.0018% of JOHCM International Select Fund. As of the Record Date, the Trustees and officers of the Trust beneficially owned shares of the JOHCM Funds as follows:

JOHCM International Select Fund – Class I Shares

Shareholder Name, Address	Shares Owned	% Ownership
D’Ray M. Rice 1869 Chris Craft Drive Grapevine, TX 76051	1,246.840	0.00082%

Michael M. Van Buskirk 1600 W. Lane Avenue #325 Columbus, OH 43221	917.069	0.00034%

Steven R. Sutermeister & Deborah N. Sutermeister, JTWROS 7433 Pinehurst Drive Cincinnati, OH 45244-3277	519.391	0.00061%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the JOHCM Funds:

JOHCM Emerging Markets Opportunity Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	55.37%	JO Hambro Capital Management Limited Ryder Court, Ground Floor, 14 Ryder Street London SW1Y6QB, United Kingdom	33.77%

JOHCM Emerging Markets Opportunity Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
JO Hambro Capital Management Limited Ryder Court, Ground Floor, 14 Ryder Street London SW1Y6QB, United Kingdom	66.04%	Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	20.91%

JOHCM Global Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	95.40%

JOHCM International Select Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	28.24%	LPL Financial FBO Customer Accounts Attn Mutual Fund Customers P.O. Box 509046 San Diego, CA 92150-9046	8.10%

JOHCM International Small Cap Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	76.99%	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	15.84%

National Financial Services FEBO US Bank National Association 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212	5.86%

JOHCM International Small Cap Equity Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
National Financial Services LLC FEBO FMTC TTEE FBO Christina Walsh 83 Ridge Road Rumson, NJ 07760	19.12%	National Financial Services LLC FEBO Christopher Hart 187 West Street Carlisle, MA 01741-1493	13.86%

Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	18.30%	National Financial Services LLC FEBO FMT CO CUST IRA Roller FBO George Antonak P O Box 267 Morrisville, PA 19067	10.37%

National Financial Services LLC FEBO FMTC TTEE FBO Svetislava J J Vukelja 1318 S Chilton Ave. Tyler, TX 75701	17.32%	National Financial Services FEBO Frederick S Carr TTEE UA 7 25 05 25 Thornton Way Apt 202 Brunswick, ME 04011	6.76%

JOHCM Asia Ex-Japan Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	35.62%

JOHCM Asia Ex-Japan Equity Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc. Special Custody A C FBO Customers 101 Montgomery Street San Francisco, CA 94104-4122	48.59%	Pershing LLC P O Box 2052 Jersey City, NJ 07303	17.76%

JO Hambro Capital Management Limited Ryder Court, Ground Floor, 14 Ryder Street London SW1Y6QB, United Kingdom	31.36%

JOHCM Emerging Markets Small Mid Cap Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
National Financial Services LLC FEBO FMTC Custodian Roth IR FBO Christopher Wennes 6 Hall Ct. Farmingdale, NT 11735	36.70%	National Financial Services FEBO Dennis M Altrogge 151 Calderon Ave Apt 179 Mountain View, CA 94041	9.13%

National Financial Services FEBO Rebecca L Axelsen Paul H Axelsen 928 Ivycroft Rd Wayne, PA 19087	12.58%	National Financial Services FEBO Peter B Hong Trust UA 4 24 09 540 Saddleback CT Lady Lake, FL 32159	7.84%

National Financial Services LLC FEBO FMTC David F OBrien 241 Camino San Clemente, CA 92672	10.73%	National Financial Services LLC FEBO FMTC Custodian Roth IRA FBO Rebecca D Kentoski 6818 Mountain Run Rd Penfield, PA 15849	7.60%

National Financial Services LLC FEBO FMTC KKC Partners LLC 14431 Manorbrier Lane Sugarland, TX 77498	9.18%

JOHCM US Small Mid Cap Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership
JO Hambro Capital Management Limited Ryder Court, Ground Floor, 14 Ryder Street London SW1Y6QB, United Kingdom	100.00%

        As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the JOHCM Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposals should be sent to Dana A. Gentile, Secretary, Advisers Investment Trust, c/o the JOHCM Funds, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting, and the solicitation of proxies (as described below) which is anticipated to total approximately $67,000. The costs will be borne by the Funds, which are subject to an expense limitation agreement between the Adviser and the Trust. As a result, the majority of the costs associated with this proxy would be subsidized by the Adviser under the expense limitation agreement. Beacon Hill Fund Services, Inc. also may indirectly pay a portion of the costs. The Trust has engaged AST Fund Solutions, LLC (“AST”) to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of between $15,500 and $21,500, including out of pocket expenses, which is included in the total anticipated costs noted above. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by AST, officers of the Trust or employees of Northern Trust, Beacon Hill and the Adviser. As the meeting date approaches, shareholders of the JOHCM Funds may receive a call from a representative of AST, the Trust, Northern Trust, Beacon Hill or the Adviser if the JOHCM Funds have not yet received their vote. Authorization to permit the Trust, Northern Trust, Beacon Hill or the Adviser to execute proxies may be obtained by telephonic instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the JOHCM Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Trust, Northern Trust, Beacon Hill or the Adviser is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to AST, the Trust, Northern Trust, Beacon Hill or the Adviser by the JOHCM Funds, AST, the Trust, Northern Trust, Beacon Hill or the Adviser representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The representative of the AST, the Trust, Northern Trust, Beacon Hill or the Adviser, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement (except in cases where the shareholder is a client of the Adviser, in which case the Adviser can make a recommendation). AST, the Trust, Northern Trust, Beacon Hill or the Adviser will record the shareholder’s instructions on the card. Within 72 hours, AST, the Trust, Northern Trust, Beacon Hill or the Adviser will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call the Trust, Northern Trust, Beacon Hill or the Adviser immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call [                    ] or write to AST Fund Solutions, LLC, 48 Wall Street, 21st Floor, New York, NY 10005.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

BY ORDER OF THE BOARD OF TRUSTEES

Dana A. Gentile, Secretary

July[    ], 2015

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR

MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [                    ].

REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

Amended Plan of Distribution Pursuant to Rule 12b-1

WHEREAS, Advisers Investment Trust, an Ohio business trust (the “Trust”), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended, including the rules and regulations promulgated thereunder (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the “Shares”), which may be divided into one or more series of Shares (each a “Fund” and collectively, the “Funds”); and

WHEREAS, each Fund may be divided into one or more classes (“Class”); and

WHEREAS, the Board of Trustees wishes to adopt a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”); and

WHEREAS, the Board of Trustees as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Qualified Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit those Funds and Classes set forth in Exhibit A, attached hereto, as such Exhibit A shall be amended from time to time in the manner set forth herein, and if required by the 1940 Act, the shareholders of each Fund have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

NOW THEREFORE, the Trust hereby adopts this Plan, in accordance with Rule12b-1 under the 1940 Act, on the following terms and conditions:

1.

Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Funds set forth in Exhibit A, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Fund shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Fund shares, or that hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to a Fund and its shareholders; (b) payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, expenses related to processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Fund shares; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of the classes of Fund Shares described herein, either directly or through other persons with which the Trust or its designee has entered into agreements related to this Plan.

2.	Annual Fee.

(a)	(i) Class I Shares. The Trust will pay the Trust’s Principal Underwriter an annual fee to be used to compensate broker-dealers, financial intermediaries and other parties for sales and promotional activities on behalf of Class I Shares of the Funds (as outlined on Exhibit A), including its expenses in connection therewith. The annual fee paid to the Principal Underwriter under this Plan will be calculated daily and paid monthly by the Trust on behalf of the Fund on the first day of each month at an annual rate of up to 0.10% of the average daily net assets of the Class I Shares of each Fund.

(ii) In reference to the payments provided for in Section 2(a)(i) and in order to further enhance the distribution of the Funds’ Class I Shares, the Trust on behalf of the Fund may pay the Principal Underwriter a portion of the annual fee of each Fund (at an annual rate of up to 0.10% of the average daily net assets of the Class I Shares of each Fund) for payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that (a) hold Class I Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders or (b) render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, expenses related to processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request. If the Financial Industry Regulatory Authority (“FINRA”) adopts a definition of “service fees” for purposes of Section 2830 of the Conduct Rules of the FINRA (or any successor to such rule) that differs from the definition of service fees hereunder, the definition of service fees hereunder shall be automatically amended, without further action of the parties, to conform to such FINRA definition.

(iii) Class II Shares. The Trust will pay the Trust’s Principal Underwriter an annual fee to be used to compensate broker-dealers, financial intermediaries and other parties for sales and promotional activities on behalf of Class II Shares of the Funds, including its expenses in connection therewith. The annual fee paid to the Principal Underwriter under this Plan will be calculated daily and paid monthly by the Trust on behalf of the Fund on the first day of each month at an annual rate of up to 0.25% of the average daily net assets of the Class II Shares of each Fund.

(iv) In reference to the payments provided for in Section 2(a)(iii) and in order to further enhance the distribution of the Funds’ Class II Shares, the Trust on behalf of the Fund may pay the Principal Underwriter a portion of the annual fee of each Fund (at an annual rate of up to 0.25% of the average daily net assets of the Class II Shares of each Fund) for payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that (a) hold Class II Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders or (b) render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, expenses related to processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request. If the Financial Industry Regulatory Authority (“FINRA”) adopts a definition of “service fees” for purposes of Section 2830 of the Conduct Rules of the FINRA (or any successor to such rule) that differs from the definition of service fees hereunder, the definition of service fees

2

hereunder shall be automatically amended, without further action of the parties, to conform to such FINRA definition.

(v) Class III Shares. The Trust will pay the Trust’s Principal Underwriter an annual fee to be used to compensate broker-dealers, financial intermediaries and other parties for sales and promotional activities on behalf of Class III Shares of the Funds(as outlined on Exhibit A), including its expenses in connection therewith. The annual fee paid to the Principal Underwriter under this Plan will be calculated daily and paid monthly by the Trust on behalf of the Fund on the first day of each month at an annual rate of up to 0.50% of the average daily net assets of the Class III Shares of each Fund.

(vi) In reference to the payments provided for in Section 2(a)(v) and in order to further enhance the distribution of the Funds’ Class III Shares, the Trust on behalf of the Fund may pay the Principal Underwriter a portion of the annual fee of each Fund (at an annual rate of up to 0.25% of the average daily net assets of the Class III Shares of each Fund) for payments made to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that (a) hold Class III Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders or (b) render shareholder support services not otherwise provided by the Trust’s transfer agent, including, but not limited to, expenses related to processing new account applications, transmitting customer transaction information to the Fund’s transfer agent, answering routine shareholder inquiries, providing office space, equipment and telephone facilities, and providing such other shareholder services as the Trust may reasonably request. If the Financial Industry Regulatory Authority (“FINRA”) adopts a definition of “service fees” for purposes of Section 2830 of the Conduct Rules of the FINRA (or any successor to such rule) that differs from the definition of service fees hereunder, the definition of service fees hereunder shall be automatically amended, without further action of the parties, to conform to such FINRA definition.

(b)	Payments under this Plan are not tied exclusively to expenses incurred. To the extent that amounts paid hereunder are not used to specifically compensate broker-dealers, financial intermediaries and other parties for sales, promotional and shareholder servicing activities, such amounts shall be retained by the Principal Underwriter as compensation for distribution-related services.

3.	Term and Termination.

(a)	Unless terminated as herein provided, this Plan shall continue in effect for a one-year period from the effective date of the Plan, and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. If this Plan is terminated, the Trust will not be required to make any payments for expenses incurred after the date of termination.

4.	Amendments. All material amendments to this Plan must be approved in the manner provided for in Section 3(a) hereof. In addition, this Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the shares of the Trust (as defined in the 1940 Act).

3

5.	Selection and Nomination of Trustees and Independent Legal Counsel. While this Plan is in effect, (a) the selection and nomination of Qualified Trustees of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust; and (b) any person who acts as legal counsel for the Qualified Trustees shall be an independent legal counsel.

6.	Quarterly Reports. Any party authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any agreement entered into pursuant to this Plan shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.	Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

8.	Severable. The provisions of this Plan are severable for each Fund and each Class. Whenever this Plan provides for action to be taken with respect hereto such action must be taken separately for each Fund or Class affected thereby.

9.	Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Trust and all amendments thereto are on file with the Secretary of the State of Ohio and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees, the shareholders of the Trust individually or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Funds.

IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the date set forth below.

Advisers Investment Trust
(on behalf of the Funds listed on Exhibit A)

Effective as of:	[ ],2015
Amended as of:		Name:
Title:

4

Exhibit A

to

Amended Plan of Distribution

Pursuant to Rule 12b-1

of

Advisers Investment Trust

Fund Name	Share Class	Distribution Fee (annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
JOHCM Asia Ex-Japan Equity Fund	Class I Class II	0.10 0.25	% %

JOHCM Emerging Markets Opportunities Fund	Class I Class II	0.10 0.25	% %

JOHCM Global Equity Fund	Class I Class II	0.10 0.25	% %

JOHCM International Select Fund	Class I Class II	0.00 0.25	% %

JOHCM International Small Cap Equity Fund	Class I Class II	0.10 0.25	% %

JOHCM Emerging Markets Small Mid Cap Equity Fund	Class I Class II Class III	0.10 0.25 0.50	% % %

JOHCM US Small Mid Cap Equity Fund	Class I Class II Class III	0.10 0.25 0.50	% % %

Effective as of: [ ], 2015	Advisers Investment Trust

Name:
Title:

PROXY

ADVISERS INVESTMENT TRUST

JOHCM Emerging Markets Opportunities Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2015

The undersigned shareholder of the JOHCM Emerging Markets Opportunities Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to the Class I shares of the JOHCM Emerging Markets Opportunities Fund.

FOR	AGAINST	ABSTAIN

2.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM Emerging Markets Opportunities Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:00 AM TO 10:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)
DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

PROXY

ADVISERS INVESTMENT TRUST

JOHCM Global Equity Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER [    ], 2015

The undersigned shareholder of the JOHCM Global Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to the Class I shares of the JOHCM Global Equity Fund.

FOR	AGAINST	ABSTAIN

2.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM Global Equity Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:00 AM TO 10:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)
DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

PROXY

ADVISERS INVESTMENT TRUST

JOHCM International Select Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2015

The undersigned shareholder of the JOHCM International Select Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM International Select Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ]. IF YOU HAVE ANY

QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO CAST YOUR VOTE, PLEASE CALL

THE ABOVE NUMBER. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH

FRIDAY 9:00 AM TO 4:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)

DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees,

etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

PROXY

ADVISERS INVESTMENT TRUST

JOHCM International Small Cap Equity Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2015

The undersigned shareholder of the JOHCM International Small Cap Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to the Class I shares of the JOHCM International Small Cap Equity Fund.

FOR	AGAINST	ABSTAIN

2.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM International Small Cap Equity Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:00 AM TO 10:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)

DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

PROXY

ADVISERS INVESTMENT TRUST

JOHCM Asia Ex-Japan Equity Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2015

The undersigned shareholder of the JOHCM Asia Ex-Japan Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to the Class I shares of the JOHCM Asia Ex-Japan Equity Fund.

FOR	AGAINST	ABSTAIN

2.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM Asia Ex-Japan Equity Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:00 AM TO 10:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)
DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

PROXY

ADVISERS INVESTMENT TRUST

JOHCM Emerging Markets Small Mid Cap Equity Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2015

The undersigned shareholder of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to the Class I shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund.

FOR	AGAINST	ABSTAIN

2.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM Emerging Markets Small Mid Cap Equity Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:00 AM TO 10:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)

DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.

PROXY

ADVISERS INVESTMENT TRUST

JOHCM US Small Mid Cap Equity Fund

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 18, 2015

The undersigned shareholder of the JOHCM US Small Mid Cap Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), hereby nominates, constitutes and appoints Dina A. Tantra, Barbara J. Nelligan, Troy A. Sheets, and Dana A. Gentile, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at the principal executive offices of the Trust, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215, on September 18, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

1.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to the Class I shares of the JOHCM US Small Mid Cap Equity Fund.

FOR	AGAINST	ABSTAIN

2.	Approval of the Amended Distribution Plan pursuant to Rule 12b-1 with respect to Class II shares of the JOHCM US Small Mid Cap Equity Fund.

FOR	AGAINST	ABSTAIN

The Board of Trustees recommends a vote “FOR” the each of the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

YOU MAY ALSO CAST YOUR VOTE BY CALLING TOLL-FREE [                    ].

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR ABOUT HOW TO

CAST YOUR VOTE, PLEASE CALL THE ABOVE NUMBER.

REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY

9:00 AM TO 10:00 PM EASTERN TIME

DATED: , 2015
(Signature of Shareholder)

DATED: , 2015
(Signature of Joint Shareholder)

(Please date this proxy and sign your name as it appears on the label.

Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 18, 2015:

The notice of meeting, proxy statement and shareholder ballot is available at www.johcm.com.